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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)    April 21, 2005
                                                    ---------------------------

                        HOME CITY FINANCIAL CORPORATION
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             (Exact name of registrant as specified in its charter)

                  OHIO                                  0-21809                                     34-1839475
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     (State or other jurisdiction                     (Commission                                 (IRS Employer
            of incorporation)                         File Number)                              Identification No.)

2454 North Limestone Street, Springfield, Ohio                                                        45503
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   (Address of principal executive offices)                                                         (Zip Code)

                                 (937) 390-0470
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              (Registrant's telephone number, including area code)

                                       N/A
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 2.02. Results of Operation and Financial Condition.

                  On April 21, 2005, Home City Financial Corporation issued a News Release announcing financial results for the first quarter of 2005. The News Release is included herein as Exhibit 99.1.


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             HOME CITY FINANCIAL CORPORATION



                                             By:  /s/ Charles A. Mihal
                                                  --------------------------
                                                   Charles A. Mihal
                                                   Secretary, Treasurer and
                                                   Chief Financial Officer


Date:  April 26, 2005